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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: FEBRUARY 4, 2003
               (Date of earliest event reported) FEBRUARY 2, 2003

                             3TEC ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

         DELAWARE                  001-14745                63-1081013
(State or other jurisdiction   (Commission File            (IRS Employer
      of incorporation)             Number)             Identification No.)

               700 Milam Street, Suite 1100, Houston, Texas 77002
              (Address of principal executive offices and zip code)

                                 (713) 821-7100
               Registrant's telephone number, including area code

ITEM 5 - OTHER EVENTS

     3TEC Energy Corporation ("3TEC") announced February 3, 2003, that it has entered into a definitive agreement pursuant to which Plains Exploration & Production Company ("PXP") will acquire 3TEC for a combination of cash and stock. 3TEC stockholders will receive $8.50 in cash and 0.85 shares of PXP's common stock for each share of 3TEC common stock, subject to certain adjustments based on PXP's share price prior to closing of the transaction.

     The transaction is expected to be closed during the second quarter of 2003.

     The Agreement and Plan of Merger and related Voting Agreements, Registration Rights Agreement and the February 3, 2003 press release are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 99.1 respectively, and are incorporated herein by reference.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibits are filed herewith:

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10.1  Agreement and Plan of Merger dated February 2, 2003, by and among Plains
      Exploration & Production Company, PXP Gulf Coast Inc. and 3TEC Energy Corporation.

10.2 Voting Agreement dated as of February 2, 2003, by and among Plains Exploration & Production Company, 3TEC Energy Corporation, EnCap Energy Acquisition III-B, Inc., EnCap Energy Capital Fund III, L.P., BOCP Energy Partners, L.P., ECIC Corporation, Floyd C. Wilson, Stephen W. Herod, and R.A. Walker.

10.3 Voting Agreement dated as of February 2, 2003, by and among Plains Exploration & Production Company, 3TEC Energy Corporation, EnCap Energy Capital Fund III-B, L.P., EnCap Energy Capital Fund III, L.P., BOCP Energy Partners, L.P., Energy Capital Investment Company PLC, Sable Management, L.P., and James C. Flores.

10.4 Registration Rights Agreement dated February 2, 2003, by and among Plains Exploration & Production Company, EnCap Energy Capital Fund III, L.P., EnCap Energy Acquisition III-B, Inc., BOCP Energy Partners, L.P., ECIC Corporation and EnCap Investments, L.L.C.

99.1  Press Release issued by PXP on February 3, 2003.


                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            3TEC Energy Corporation
                                            (Registrant)

Date: February 4, 2003                      By: /s/Floyd C. Wilson
                                                ------------------------
                                                Floyd C. Wilson
                                                Chief Executive Officer

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                                INDEX TO EXHIBITS

10.1 Agreement and Plan of Merger dated February 2, 2003, by and among Plains Exploration & Production Company, PXP Gulf Coast Inc. and 3TEC Energy Corporation.

10.2 Voting Agreement dated as of February 2, 2003, by and among Plains Exploration & Production Company, 3TEC Energy Corporation, EnCap Energy Acquisition III-B, Inc., EnCap Energy Capital Fund III, L.P., BOCP Energy Partners, L.P., ECIC Corporation, Floyd C. Wilson, Stephen W. Herod, and R.A. Walker.

10.3 Voting Agreement dated as of February 2, 2003, by and among Plains Exploration & Production Company, 3TEC Energy Corporation, EnCap Energy Capital Fund III-B, L.P., EnCap Energy Capital Fund III, L.P., BOCP Energy Partners, L.P., Energy Capital Investment Company PLC, Sable Management, L.P., and James C. Flores.

10.4 Registration Rights Agreement dated February 2, 2003, by and among Plains Exploration & Production Company, EnCap Energy Capital Fund III, L.P., EnCap Energy Acquisition III-B, Inc., BOCP Energy Partners, L.P., ECIC Corporation and EnCap Investments, L.L.C.

99.1  Press Release dated February 3, 2003.